UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2019

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	“PMBC”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On October 23, 2019, Thomas J. Inserra resigned as Executive Vice President and Chief Risk Officer of Pacific Mercantile Bank (the “Bank”), the wholly-owned banking subsidiary of Pacific Mercantile Bancorp (the “Company”). In connection with Mr. Inserra’s resignation as Executive Vice President and Chief Risk Officer, the Bank entered into a Separation Agreement and General Release with Mr. Inserra on October 23, 2019 (the “Separation Agreement”), under which Mr. Inserra agreed to a general release of claims in favor of the Company and the Bank in exchange for a payment of $339,900, which is equal to twelve months of Mr. Inserra’s current base salary, less applicable deductions under federal, state and local laws, payable in a single lump sum on November 22, 2019. Robert S. Anderson, who joined the Bank in 2013 and has served as Executive Vice President and Chief Banking Officer since March 2017, will serve as interim Chief Credit Officer until a permanent replacement is selected.
The foregoing description of the Separation Agreement is not intended to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits
(d) Exhibit.

Exhibit No.	Description of Exhibit

10.1	Separation Agreement and General Release, dated October 23, 2019, between Pacific Mercantile Bank and Thomas J. Inserra.
________________
** Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP
(Registrant)

Date: October 25, 2019	By:	/s/ Curt A. Christianssen
Curt A. Christianssen Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Separation Agreement and General Release, dated October 23, 2019, between Pacific Mercantile Bancorp and Thomas Inserra.
________________
** Furnished herewith.